                                   EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                   /s/ Eugene S. Kahn
                               -------------------------------------------------
                               Eugene S. Kahn
                               Director, Chief Executive Officer and
                               President of The May Department Stores
                               Company, a Delaware corporation



                                   /s/ Eugene S. Kahn
                               -------------------------------------------------
                               Eugene S. Kahn
                               Chief Executive Officer and President of
                               The May Department Stores Company, a New
                               York corporation


Date:  January 22, 1999

                                POWER OF ATTORNEY



         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                 /s/ Jerome T. Loeb
                             ---------------------------------------------------
                             Jerome T. Loeb
                             Director and Chairman of the Board of The
                             May Department Stores Company, a Delaware
                             corporation



                                 /s/ Jerome T. Loeb
                             ---------------------------------------------------
                             Jerome T. Loeb
                             Director and Chairman of the Board of The
                             May Department Stores Company, a New York
                             corporation


Date:  January 22, 1999

                               POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                 /s/ John L. Dunham
                             ---------------------------------------------------
                             John L. Dunham
                             Director, Executive Vice President and
                             Chief Financial Officer of The May
                             Department Stores Company, a Delaware
                             corporation



                                 /s/ John L. Dunham
                             ---------------------------------------------------
                             John L. Dunham
                             Director, Executive Vice President and
                             Chief Financial Officer of The May
                             Department Stores Company, a New York
                             corporation


Date:  January 22, 1999

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                            /s/ Jan R. Kniffen
                        --------------------------------------------------------
                        Jan R. Kniffen
                        Director, Senior Vice President and Chief
                        Treasurer of The May Department Stores
                        Company, a New York corporation


Date:  January 22, 1999

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                /s/ Anthony J. Torcasio
                             ---------------------------------------------------
                             Anthony J. Torcasio
                             Director and Vice Chairman of The May
                             Department Stores Company, a Delaware
                             corporation, and Chief Executive Officer
                             of May Merchandising Company


Date:  January 22, 1999

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                /s/ R. Dean Wolfe
                            ----------------------------------------------------
                            R. Dean Wolfe
                            Director and Executive Vice President of
                            Acquisitions and Real Estate of The May
                            Department Stores Company, a Delaware
                            corporation


Date:  January 22, 1999

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as her true and lawful attorney-in-fact and agent, with full power of substitution for her and in her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute may lawfully do or cause to be done by virtue hereof.



                                      /s/ Marsha J. Evans
                                   ---------------------------------------------
                                   Marsha J. Evans
                                   Director of The May Department Stores
                                   Company, a Delaware corporation



Date:  January 22, 1999

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as her true and lawful attorney-in-fact and agent, with full power of substitution for her and in her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute may lawfully do or cause to be done by virtue hereof.



                                      /s/ Helene L. Kaplan
                                   ---------------------------------------------
                                   Helene L. Kaplan
                                   Director of The May Department Stores
                                   Company, a Delaware corporation


Date:  January 22, 1999

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                              /s/ James M. Kilts
                           -----------------------------------------------------
                           James M. Kilts
                           Director of The May Department Stores
                           Company, a Delaware corporation


Date:  January 22, 1999

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                      /s/ Edward H. Meyer
                                   ---------------------------------------------
                                   Edward H. Meyer
                                   Director of The May Department Stores
                                   Company, a Delaware corporation


Date:  January 22, 1999

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                             /s/ Russell E. Palmer
                          ------------------------------------------------------
                          Russell E. Palmer
                          Director of The May Department Stores
                          Company, a Delaware corporation


Date:  January 22, 1999

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                   /s/ Michael R. Quinlan
                                 -----------------------------------------------
                                 Michael R. Quinlan
                                 Director of The May Department Stores
                                 Company, a Delaware corporation


Date:  January 22, 1999

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                  /s/ William P. Stiritz
                               -------------------------------------------------
                               William P. Stiritz
                               Director of The May Department Stores
                               Company, a Delaware corporation


Date:  January 22, 1999

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                   /s/ Robert D. Storey
                                ------------------------------------------------
                                Robert D. Storey
                                Director of The May Department Stores
                                Company, a Delaware corporation


Date:  January 22, 1999

                                POWER OF ATTORNEY


         The undersigned appoints John L. Dunham, Alan E. Charlson and Richard
A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments, post-effective amendments or supplements thereto, including any abbreviated registration statements filed pursuant to Rule 462(b) related thereto, with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                 /s/ Murray L. Weidenbaum
                              --------------------------------------------------
                              Murray L. Weidenbaum
                              Director of The May Department Stores
                              Company, a Delaware corporation


Date:  January 22, 1999